(99)(c)            Powers of Attorney



                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Margaret G. Dyer, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor)and Allstate Life of New York Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                                 April 5, 2001
                                                ------------------------
                                                     Date

                                                  /s/ MARGARET G. DYER
                                                  ----------------------
                                                     Margaret G. Dyer
                                                     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York(Depositor)and Allstate Life of New York Variable Annuity Account II Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                April 5, 2001
                                                ------------------------
                                                     Date

                                                  /s/ JOHN C. LOUNDS
                                                  ----------------------
                                                     John C. Lounds
                                                     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that J. Kevin McCarthy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York(Depositor)and Allstate Life of New York Variable Annuity Account II Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                April 5, 2001
                                                ------------------------
                                                     Date

                                                  /s/ J. KEVIN MCCARTHY
                                                  ----------------------
                                                     J. Kevin McCarthy
                                                     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

              ALSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

         Know all men by these presents that Steven C. Verney, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York(Depositor)and Allstate Life of New York Variable Annuity Account II Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                April 5, 2001
                                                ------------------------
                                                     Date

                                                  /s/ STEVEN C. VERNEY
                                                  ----------------------
                                                     Steven C. Verney
                                                     Director and Vice President